                                                                                            EXHIBIT 99.3

Agreement of Joint Filing

Pursuant to Rule 13d-1(k) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned persons hereby agree to file with the Securities and Exchange Commission the Statement on Schedule 13D (the “Statement”) to which this Agreement is attached as an exhibit, and agree that such Statement, as so filed, is filed on behalf of each of them.

This Agreement of Joint Filing supersedes and replaces the Agreement of Joint Filing dated May 19, 2006.

IN WITNESS WHEREOF, the undersigned have executed this Agreement.

Dated: September 26, 2006

            BARINGTON COMPANIES EQUITY PARTNERS, L.P.
            By: Barington Companies Investors, LLC, its general partner
            By: /s/ James A. Mitarotonda
            Name: James A. Mitarotonda
            Title: Managing Member

            BARINGTON INVESTMENTS, L.P.
            By: Barington Companies Advisors, LLC, its general partner
            By: /s/ James A. Mitarotonda
            Name: James A. Mitarotonda
            Title: Managing Member

            BARINGTON COMPANIES ADVISORS, LLC
            By: /s/ James A. Mitarotonda
            Name: James A. Mitarotonda
            Title: Managing Member

            BARINGTON COMPANIES INVESTORS, LLC
            By: /s/ James A. Mitarotonda
                Name: James A. Mitarotonda
            Title: Managing Member

            BARINGTON COMPANIES OFFSHORE FUND, LTD.

            By: /s/ James A. Mitarotonda
            Name: James A. Mitarotonda
            Title: President

            BENCHMARK OPPORTUNITAS FUND PLC
            By: Barington Offshore Advisors, LLC
            By: /s/ James A. Mitarotonda
            Name: James A. Mitarotonda
            Title: Authorized Signatory

            BARINGTON OFFSHORE ADVISORS, LLC
            By: /s/ James A. Mitarotonda
            Name: James A. Mitarotonda
            Title: Authorized Signatory

            BARINGTON CAPITAL GROUP, L.P.
            By: LNA Capital Corp., its general partner
            By: /s/ James A. Mitarotonda
            Name: James A. Mitarotonda
            Title: President and CEO

            LNA CAPITAL CORP.
            By: /s/ James A. Mitarotonda
            Name: James A. Mitarotonda
            Title: President and CEO

            /s/ James A. Mitarotonda
            James A. Mitarotonda